FORM OF CONVERTIBLE DEBENTURE

THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, TO A NON-US PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

PETROSONIC ENERGY, INC.

CONVERTIBLE DEBENTURE

June 6, 2012	Cdn $200,000

Petrosonic Energy, Inc., a Nevada corporation (the “Company”), for value received, promises to pay to the order of Artan Agolli. (the “Holder”), the sum of Two Hundred Thousand Dollars ($200,000) (the “Principal”), plus 10% interest, pursuant to the terms and conditions set forth herein. The Company and the Holder agree as follows:

1.	ISSUANCE OF PRINCIPAL AND CONVERSION

1.1	The unpaid Principal of this Debenture shall be due and payable by the Company on the anniversary of the date hereof (the “Maturity Date”).

1.2	The unpaid Principal of this Debenture shall be subject to a 10% interest.

1.3	At any time on or before the Maturity Date (the “Conversion Date”), if the Company or any of its subsidiaries, completes a Qualified Financing (as defined below), the Holder, at its sole discretion, may elect to have all or part of the Principal of this Debenture, converted into common shares at a price equal to 25% discount of the price per share at which common shares of the Company are sold in a Qualified Financing or in the case of a convertible debenture, at 25% discount of the price at which common shares may be issuable upon conversion thereof (the “Conversion Price”).

1.4	In the event that the Company or any of its subsidiaries completes a financing with gross aggregate proceeds of not less than $500,000 in any form of debt or equity financing prior to the Maturity Date, then, at the election of the Holder by delivery of a written form of notice, the Convertible Debenture shall immediately become due and payable to the Holder.

2.	CONVERSION

2.1	Conversion Option

Subject to, and upon compliance with the provisions of this Article 2, the Holder shall have the right, at such Holder’s option, at any time prior to the business day immediately preceding the Maturity Date, to convert all or any part of the Principal Amount into common shares in the capital of the Company as such shares exist at the close of business on the date of execution and delivery of this Debenture or, upon any subdivision or consolidation of the Common Shares, the shares resulting therefrom or, upon the occurrence of a Capital Reorganization (as defined below), the shares and/or other securities and/or property substituted for the Common Shares or into which Common Shares are reclassified or changed (“Common Shares”) at the Conversion Price as per Article 1.3 of this agreement.

2.2	Manner of Exercise of Right to Convert

(a)	In order to exercise the Conversion Option, the Holder shall, within the time specified in Section 2.1, surrender this Debenture to the Company at its principal office in the City of Calgary accompanied by a written notice (which shall be irrevocable) in the form of the “Notice of Election to Convert” attached to this Certificate, duly signed by the Holder or the Holder’s executors, administrators or other legal representatives or the Holder’s attorney duly appointed by an instrument in writing in form and execution satisfactory to the Company stating:

(i)	that the Holder is exercising the right to convert the Debenture into the Common Shares issued upon the conversion of all or part of the Principal Amount pursuant to Article 2 (the “Conversion Shares”) as provided in this Article 2 (the “Conversion Option”);

(ii)	the names (with addresses) in which the Conversion Shares are to be registered and, if there is more than one name, the number of Conversion Shares to be registered in each of such names, provided that the Holder shall only be entitled to direct his entitlement to the Conversion Shares in a manner permitted by applicable securities legislation; and

(iii)	the address or addresses to which the certificate(s) representing the Conversion Shares are to be delivered.

(b)	Upon surrender of the Debenture accompanied by the “Notice of Election to Convert” in accordance with Section 2.2(a)(i) above, the Holder or, subject to payment of all applicable stamp taxes or security transfer taxes and compliance with all reasonable requirements of the Company, the Holder’s nominee or assignee shall be entitled to be entered in the books of the Company as at the Conversion Date, as defined below, as the holder of the Conversion Shares, and as soon as practicable thereafter, the Company shall deliver to the Holder or, subject as aforesaid, its nominee or assignee, a certificate for such Conversion Shares to the address indicated in the “Notice of Election to Convert”.

(c)	If the Holder elects to convert less than all of the Principal Amount thereon into Conversion Shares, the Company shall forthwith deliver to the Holder a replacement Certificate in respect of the portion of the Principal Amount that remains unconverted. Upon such conversion, the Principal Amount shall, subject to the issuance and delivery of the Conversion Shares to which the Holder is then entitled, be deemed to have been repaid to the extent of the amount so converted, the Company shall have no further obligations hereunder in respect of the amount so converted, and the Holder shall be entitled to be treated in all respects as the holder of such Conversion Shares from and after the date of such conversion. Notwithstanding any such conversion, the Company will remain obliged to repay, in accordance with the terms of this Debenture, any principal in respect of the Principal Amount that the Holder does not elect to convert.

(d)	For the purposes of this Article 2, this Debenture shall be deemed to be surrendered for conversion on the date (the “Conversion Date”) on which it is so surrendered in accordance with the provisions of this Article 2 and, if surrendered by mail or other means of delivery, on the date on which it is received by the Company, provided that if this Debenture is surrendered for conversion on a day on which the register of Common Shares is closed, the Person entitled to receive the Conversion Shares shall become the holder of record of such shares as at the date on which such register is next reopened.

(e)	Notwithstanding anything herein contained, Common Shares will only be issued and registered upon conversion of this Debenture in compliance with the securities laws of any applicable jurisdiction and, without limiting the generality of the foregoing, in the event that this Debenture is converted prior to the expiry of any applicable hold period under applicable securities legislation, the certificates representing the Common Shares thereby issued will bear such legend as may, in the opinion of counsel to the Company, be necessary in order to avoid a violation of any securities laws applicable in Canada or the United States or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that if, at any time, in the opinion of counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at the holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

2.3	Adjustment of Conversion Option

If, and whenever at any time after the date hereof, and prior to the Conversion Date, there is a reclassification of the Common Shares at any time outstanding or change of the Common Shares into other shares or into other securities, whether of the Company or of another body corporate, or other capital reorganization, or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a “Capital Reorganization”), the Holder who exercises the right to convert this Debenture into the Conversion Shares after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration in lieu of the number of Conversion Shares to which the Holder was previously entitled upon such conversion, the aggregate number of shares, other securities or other property which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Conversion Shares into which this Debenture was convertible immediately prior to such Capital Reorganization. The Company will take all steps necessary to ensure that, on a Capital Reorganization, the Holder will, if it exercises the Conversion Option, receive the aggregate number of shares, other securities or other property to which it is entitled as a result of the Capital Reorganization.

2.4	Rules Regarding Calculation of Conversion Option Adjustments

If, within five days of receipt of an Adjustment Notice, a Holder notifies the Company in writing that it disputes the content of the Adjustment Notice, or if at any time a dispute is made by a shareholder or other creditor of the Company with respect to adjustments provided for in Section 2.3, such dispute will be conclusively determined by a firm of independent chartered accountants selected by the Holder. Such auditors or accountants will be given access to all necessary records of the Company.

2.5	Notice as to Adjustment

The Company shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 2.3, deliver a notice in writing (an “Adjustment Notice”) to the Holder specifying the nature of the event requiring the adjustment and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such notice and the amount of the adjustment specified therein shall, subject to the provisions of Section 2.4, be conclusive and binding on all parties in interest.

2.6	No Requirement to Issue Fractional Shares

The Company shall not be required to issue fractional Common Shares upon the conversion of this Debenture. If any fractional interest in a Common Share would, except for the provisions of this section, be deliverable upon the conversion of this Debenture, the Company may, at its sole option, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the Holder an amount in lawful money of the United States equal (to the nearest amount) to the corresponding fraction of the value of a Common Share on the Conversion Date, determined by the directors of the Company acting in good faith which determination shall be conclusive, provided that the Company shall not be required to make any payment, calculated as aforesaid, that is less than $10.00.

2.7	Company to Reserve Shares

The Company shall at all times while this Debenture remains outstanding reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of issue upon conversion of this Debenture as provided in this Article 2, and conditionally allot to the Holder who may exercise its conversion rights hereunder, such number of the Conversion Shares as shall then be issuable upon the conversion of this Debenture. All Conversion Shares, when issued, shall be duly and validly issued as fully paid and non-assessable.

3.	REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE HOLDER

The Holder hereby represents, warrants, acknowledges and agrees that:

3.1	Investment

The Holder is acquiring this Debenture and the Common Shares issuable upon conversion of this Debenture (together, the “Securities”) for the Holder’s own account, and not directly or indirectly for the account of any other person. The Holder is acquiring the Securities for investment and not with a view to distribution or resale thereof except in compliance with Securities Act of 1933 (the “Act”) and any applicable state law regulating securities.

3.2	Access to Information

The Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. The Holder has had access to such financial and other information as is necessary in order for the Holder to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which the Holder has had access.

3.3	Investor Status

The Holder is an “accredited investor” within the meaning of Regulation D of the rules and regulations promulgated under the Act and has such business or financial expertise as to be able to protect the Holder’s own interests in connection with the purchase of the Securities, or is a non-“U.S. Person” as defined in Regulation S of the Act.

3.4	Regulation S

For purposes of compliance with the Regulation S, if the Holder is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S,1 the Holder represents and warrants they are a person or entity that is outside the United States, and further represents and warrants as follows:

[1]	Regulation S provides in part as follows:

1.	“U.S. person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.	The following are not “U.S. persons”: (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

(a)	The Holder is not acquiring the Securities for the account or benefit of a U.S. Person.

(b)	If the Holder is a legal entity, it has not been formed specifically for the purpose of investing in the Company.

(c)	The Holder hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Securities, including (i) the legal requirements of the Holder’s jurisdiction for the acquisition of the Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Securities; and further, the Holder agrees to continue to comply with such laws as long as he, she or it shall hold the Securities.

(d)	To the knowledge of the Holder, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities. To the knowledge of the Holder, the Securities were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(e)	The Holder will offer, sell or otherwise transfer the Securities, only (A) pursuant to a registration statement that has been declared effective under the Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Act, or (C) pursuant to another available exemption from the registration requirements of the Act, subject to the Company’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

(f)	The Holder will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Act.

(g)	The Holder represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Holder understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Securities under the Act, as amended, and the provisions of relevant state securities laws.

3.5	Speculative Investment

The Holder’s investment in the Company represented by the Securities is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within the Holder’s risk capital means and is not so great in relation to the Holder’s total financial resources as would jeopardize the financial condition of the Holder in the event such investment were lost in whole or in part.

3.6	Unregistered Securities

(a)	If the Holder converts the Convertible Debenture, the Holder must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Act and therefore cannot and will not be sold unless they are subsequently registered under the Act or an exemption from such registration is available. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 under the Act will become available.

(b)	Transfer of the Securities has not been registered or qualified under any applicable state law regulating securities and therefore the Securities cannot and will not be sold unless they are subsequently registered or qualified under any such state law or an exemption therefrom is available. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such state law is or will become available.

4.	SECURITY INTEREST

4.1	Collateral

(a)	The full amount of this Debenture is secured by the Collateral. As used in this Debenture, the term “Collateral” means any and all personal property of the Company or any of its affiliates, in each case whether now owned by the Company or hereafter acquired, and all proceeds and products thereof and all accessions to, substitutions and replacements for, and rents and profits of each of the foregoing.

(b)	Holder is hereby authorized to file one of more UCC-1 Financing Statements with the Secretary of State of the State of Nevada evidencing and providing notice of the security interest granted pursuant to this Debenture in the Collateral.

(c)	Upon the full and final discharge of all amounts owed by the Company to the Secured Party under this Debenture (the “Indebtedness”), the Holder will execute and deliver such documents as may be reasonably necessary and requested by the Company to release the Collateral from the security interest granted to the Holder in this Debenture.

(d)	When all the Indebtedness has been paid in full and discharged, this Debenture and the security interest granted to the Holder hereunder will terminate and a UCC-3 Termination Statement shall be filed by Holder to indicate the termination of the security interest created hereby.

4.2	Representations and Warranties of the Company

The Company hereby represents and warrants to the Holder that the statements contained in the following paragraphs of this Section 4.2 are all true and correct immediately prior to the execution of this Debenture.

(a)	The Company owns all right, title and interest in and to the Collateral, except with respect to Collateral hereafter acquired.

(b)	The Company has the right to grant the security interest under this Debenture to Holder in the Collateral.

(c)	Company is not subject to any bankruptcy case or insolvency proceedings before any court in any jurisdiction. In the ninety (90) days preceding the date of this Debenture, the Company has not received any threat from any third party to subject the Company to any involuntary bankruptcy or insolvency proceeding. The Securities issuable upon conversion of the Debenture will be issued as fully paid and non-assessable Common Shares of the Company.

4.3	Rights and Remedies Upon Event of Default

(a)	Default. Holder may declare the entire unpaid principal on this Debenture immediately due and payable, by a notice in writing to the Company if the Company defaults in the payment or conversion of the Principal when due (a “Default”).

(b)	General Remedies. In the event of an occurrence of a Default, in addition to exercising any other rights or remedies the Holder may have under this Debenture, at law or in equity, the Holder may, at its option, and without demand first made, exercise any one or all of the following rights and remedies: (i) collect the Collateral and its proceeds; (ii) take possession of the Collateral wherever it may be found, using all reasonable means to do so, or require the Company to assemble the Collateral and make it available to the Holder at a place designated by the Holder that is reasonably convenient to the Company; (iii) proceed with the foreclosure of the security interest in the Collateral granted herein and the sale or endorsement and collection of the proceeds of the Collateral in any manner permitted by law or provided for herein; (iv) sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale; (v) institute a suit or other action against the Company for recovery on this Debenture or to obtain possession or effect a sale of the Collateral; (vi) exercise any rights and remedies of a Company under the Uniform Commercial Code; and/or (vii) offset, against any payment due from the Company to the Holder, the whole or any part of any Indebtedness of the Holder to the Company.

(c)	Sales of Collateral. If a Default occurs and so long as it is continuing, any item of Collateral may be sold for cash or other value at public or private sale or other disposition and the proceeds thereof collected by or for the Holder as provided in the Uniform Commercial Code or under other applicable law. The Company agrees to promptly execute and deliver, or promptly cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates and affidavits and supply or cause to be supplied such further information and take such further action as the Holder may reasonably require in connection with any such sale or disposition. The Holder will have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived or released to the extent permitted by applicable law.

(d)	Application of Proceeds. The proceeds of all sales and collections in respect of the Collateral, the application of which is not otherwise specifically herein provided for, will be applied as follows: (i) first, to the payment of the costs and expenses of such sale or sales and collections and the actual attorneys’ fees and out-of-pocket expenses incurred by the Holder relating to costs of collection; (ii) second, any surplus then remaining will be applied to the payment of all unpaid principal under this Debenture; and (iii) third, any surplus then remaining will be paid to the Company.

5.	PREPAYMENT

The unpaid Principal may be prepaid by the Company in whole or in part at any time prior to the Maturity Date without notice to the Holder and without penalty.

6.	SUBORDINATION

(a)	The indebtedness evidenced by this Debenture shall be subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as hereinafter defined, whether now outstanding or hereafter incurred, and the Holder, by acceptance hereof, agrees to and shall be bound by the provisions of this Article 6. As used in this Debenture, the term “Senior Indebtedness” shall mean the principal and interest on secured indebtedness of the Company, outstanding as of the date hereof, for money borrowed or guaranteed, as evidenced by notes or similar instruments, including convertible financings, unless, in each case, by the terms of the instrument creating or evidencing such indebtedness, it is provided that such indebtedness is not superior in the right of payment to this Debenture.

(b)	Upon any payment or distribution of the assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all principal and interest due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for, before the holder of this Debenture shall be entitled to be paid in cash or receive any assets.

7.	MISCELLANEOUS

7.1	Waiver and Amendment

Any provision of this Debenture may be amended, waived or modified only upon the written consent of the Company and the Holder.

7.2	Restrictions on Transfer

This Debenture may only be transferred in compliance with applicable state and federal laws. All rights and obligations of the Company and the Holder will be binding upon and benefit the successors, assigns, heirs, and administrators of the parties.

7.3	Governing Law

This Debenture will be governed by the laws of the State of Nevada applicable to contracts between Nevada residents wholly to be performed in Nevada.

7.4	Headings

The division of this Debenture into section, subsections, and clauses, and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation hereof.

7.5	Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

7.6	Invalidity of Provisions

Each of the provisions contained in this Debenture is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof..

[Remainder of Page Intentionally Blank - Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Debenture to be issued as of the date first above written.

PETROSONIC ENERGY, INC.

Per:	/s/ Art Agolli
Name:
Title: President

Agreed and Accepted by the Holder:

Artan Agolli

Per:	/s/ Art Agolli
Title: Authorized Director

NOTICE OF ELECTION TO CONVERT

TO:    PETROSONIC ENERGY, INC.

Principal amount to be converted ___________ US$

The undersigned registered holder of the within Debenture hereby irrevocably elects to convert the above-noted principal amount of such Debenture into common shares (“Common Shares”) of Petrosonic Energy, Inc. in accordance with the provisions of the within-mentioned Debenture and hereby delivers this Debenture to the Company for such purpose and directs that the certificate for such Common Shares be registered and delivered as follows:

Name in Full	Address	Address for Delivery	Number of Common Shares

(Please print full name in which share certificates are to be issued. If any Common Shares are to be issued to a person or persons other than the Debentureholder, the Debentureholder must pay to the Company all exigible transfer taxes or other government charges.)

The undersigned certifies that each of the representations and warranties made by the undersigned to the Company in connection with the undersigned’s acquisition of the Debenture remains true and correct on the date hereof.

DATED:

(Print name of Debentureholder)